Stamford Financial Community September 26, 2013 Exhibit 99.1

Regarding Forward-Looking Statements
1
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” "will," “intend,” “expect,” "believe," or “continue” or comparable terminology and are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New
Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding NJR's net financial earnings (NFE) for the remainder of fiscal 2013, forecasted contribution of business segments to fiscal
2013 long-term NFE, long-term financial goals of NJR, expected contribution by new customers of New Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new and customers of NJNG, sources of gross margin at NJNG, the approval and completion of NJR Clean Energy Venture's planned solar projects in fiscal 2013,
Solar Renewable Energy Certificate (SREC) prices, NJR’s effective tax rate, estimated capital expenditures in fiscal 2013 and beyond, by NJNG and NJRCEV, planned natural gas vehicle (NGV) stations, the diversification of NJRCEV’s strategy, expected dividend payout ratio, and the impact of post-tropical cyclone Sandy, (commonly referred to as “Superstorm” Sandy).
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic
changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity   prices and their impact on NJNG customer
usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP), the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-
related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes;
environmental-related and other litigation and other uncertainties; risks related to cyber-attack of failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs resulting from
Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 28, 2012, as filed with the Securities and Exchange Commission (SEC) and our Quarterly Report on Form 10-Q, filed with the SEC on August 7, 2013, each of which is available on  the SEC’s website at sec.gov. NJR disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise

Disclaimer Regarding Non-GAAP Financial Measures
This presentation includes the non-GAAP measures net financial earnings (losses), financial margin and utility gross margin. As an indicator of the
Company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other.
2

Management uses net financial earnings (NFE), financial margin and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance.
Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual Report on Form 10-K for the fiscal year ended
September 30, 2012, filed on November 28, 2012. This information has been provided pursuant to the requirements of SEC Regulation G.

NJR at a Glance

Ticker Symbol (NYSE): NJR
Price Range (52 Weeks) $38.51 - $47.60
Market Capitalization: $1.8 billion
Annual Dividend Rate: $1.68
Dividend Yield: 3.8 percent
Total Assets: $2.7 billion

NJR’s Long-Term Financial Goals
Average long-term NFE growth of 4 to 7 percent
Significant capital investment in regulated business to support customer growth and maintain safe, reliable and resilient service
New customers and regulatory initiatives generate significant utility gross margin growth
Provide annual dividend growth of at least 5 percent
Targeted payout ratio of 60 to 65 percent
Expect at least 60 to 70 percent of earnings from NJNG
Supported by constructive and collaborative regulatory relationships

NJR Has Provided 4 – 7 Percent Average Long-Term
NFE Growth
* Assumes a range of 4-7 percent average annual growth

$1.40
$1.60
$1.80
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
$3.20
$3.40
$3.60
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2017E*
$1.61
$1.73
$1.80
$1.88
$2.11
$2.24
$2.40
$2.46
$2.58
$2.71
$2.70 –
$2.75
$2.75 –
$2.95
$3.21 –
$3.49
Net Financial Earnings Per Share

Payout ratio goal is 60 – 65 percent
NJR Has Provided a Growing and Sustainable Dividend
* Current annual rate
**  Assumes 5 percent average annual growth

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* 2017E**
$0.87
$0.91
$0.96
$1.01
$1.12
$1.24
$1.36
$1.44
$1.54
$1.62
$1.68
$1.92
Dividend Growth

Midpoint of Fiscal 2013 NFE Guidance Increased
NJNG - 67 percent
Seasonal nature of NJNG/NJRES operations typically
result in fourth quarter net financial loss
Fourth Quarter NFE Guidance
Non-Utility - 33 percent

-$0.30
-$0.25
-$0.20
-$0.15
-$0.10
-$0.05
$0.00
$0.05
2013E
2012A
$(.27)
$(.03)
$.02
$2.70 to $2.75 per share

4 to 7 Percent Average Long-Term Annual NFE
Growth Strategies
New Jersey Natural Gas
Significant increase in
regulated infrastructure
investments
Diversified and growing
sources of gross margin
November 2015 base
rate filing
Non-Utility
Improving market
fundamentals for NJ
solar assets
Wind and CHP investments
to reduce solar over the
long term
Steady contributions from
wholesale and midstream
Expanded products and
markets in NJRHS

Our Core Distribution Business
Growing customer base – primarily residential and
commercial
Net plant, property and equipment of nearly $1.2 billion
Collaborative regulatory relations
High customer satisfaction
Decoupled rates; margin per customer model

0.0%
5.0%
10.0%
15.0%
NJ Morris Monmouth Ocean
4.5%
4.7%
2.5%
12.8%
Population Change 2000-2010

10

Future New Construction
2018-
Build Out
71,600
2013-
2017
15,900

Future Conversions
Off Main
49,800
Non Heat
7,246
On Main
37,749
Near
Main
29,192

5,301 new customers through June
2013
2,493 new construction customers, an
increase of 19 percent over last year
2,808 conversions
Strong Customer Growth
Sources: Arthur D. Little, Harte Hanks and NJNG
Demographics and customer service support future customer growth
497 existing customer heat conversions
Customer growth expected to add
$3.6 million of utility gross margin
annually
Increased customer growth, estimated at
13,000-15,000 new customers over the
next fiscal two years

Capital of Over $1 Billion Drives Long-Term Growth
Earnings on rate base investments expected by fiscal 2017

NJNG Capital Expenditure Estimates
2009-
2012
Actual
2013F 2014P 2015P 2016P 2017P Total
Regulatory
Treatment?
Customer Growth $79.4
$21.6 $24.7 $25.6 $25.5 $25.5 $202.3
N
Maint./Other
177.4 43.0 57.5 49.0 48.1 40.6
415.6 N
AIP/SAFE
136.7 48.5 38.3 40.4 39.1 - 303.0 Y
Sandy
- 28.0 5.3 5.2 - - 38.5 N
NGV Advantage
- 5.0 5.7 - - - 10.7 Y
Southern Rel.
- .1 2.3 12.3 80.6 34.8 130.1 N
Liquefaction
- - 16.0 16.3 3.4 - 35.7 N
NJ RISE
- - 4.6 13.0 12.0 12.0 41.6 Y
NJNG Total
$393.5 $146.2 $154.4 $161.8 $208.7 $112.9 $1,177.5

New Infrastructure Capital Projects
Southern Reliability Link (SRL) — $130 million
Additional high-pressure pipeline to support growth in Ocean County
Diversifies supplier base to increase system reliability
Liquefaction Facility — $35.7 million
Reduces LNG transportation costs
Results in customer savings
NJ RISE (Reinvestment in System Enhancement) — $102 million
NJNG storm response filing
Filed with NJ BPU on September 6, 2013
Additional pipe to barrier islands/excess flow valves
Provides benefits to customers and shareowners

Customer Growth - Utility Gross Margin

Annual 1.4 to 1.5 percent
customer growth
Improving new
construction
Strong conversion
market
NJNG has decoupled
rates (CIP)
Eliminates impacts of
weather and usage

$0.0
$6.0
$12.0
$18.0
$24.0
FY13F FY14E FY15E FY16E FY17E
$3.6
$8.1
$12.8
$17.4
$22.1

The SAVEGREEN Project
®
- Utility Gross Margin
14
BPU approved significant
program expansion in
June 2013
Promotes customer
investment in high-
efficiency heating
equipment
NJNG earns 9.75 to 10.3
percent return on equity
NJNG expects to invest $85 million over the next two years

$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
FY13F FY14E FY15E FY16E FY17E
$2.9
$5.7
$8.2
$10.1
$10.6

The NGV Advantage - Utility Gross Margin

Total potential
investment of up
to $10 million
$6 - $8 million
committed
NJNG earns 10.3
percent return
on equity

$0.0
$1.0
$2.0
$3.0
FY13F FY14E FY15E FY16E FY17E
$1.8 $1.8 $1.8
$0.6
$0.7
$0.8
Infrastructure Throughput
$.01
$.2
$2.3
$2.5
$2.6

BGSS Incentives - Utility Gross Margin

Various programs benefit
both customers and
shareowners
Adds about $.08 annually
to NFE per share
Saved customers
approximately $621
million since inception
in 1992
Programs in place through October 2015

$0.0
$2.0
$4.0
$6.0
$8.0
FY13F FY14E FY15E FY16E FY17E
$7.3
$6.5
$6.0
$6.0
$6.0

Diversified and Growing Utility Gross Margin
$14.1
Incremental utility gross margin expected to triple over five years

$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
FY13F FY14E FY15E FY16E FY17E
Customer Growth SAVEGREEN NGV BGSS Incentives
$20.3
$29.3
$36.0
$41.3

4 to 7 Percent Average Long-Term Annual NFE
Growth Strategies
New Jersey Natural Gas
Significant increase in
regulated infrastructure
investments
Diversified and growing
sources of gross margin
November 2015 base
rate filing
Non-Utility
Improving market
fundamentals for NJ
solar assets
Wind and CHP investments
to reduce solar over the
long term
Steady contributions from
wholesale and midstream
Expanded products and
markets in NJRHS

NJR Clean Energy Ventures
About 55 MW of installed capacity in residential and commercial projects
Approximately 65,000 Solar Renewable Energy Certificate (SRECs) generated annually
Goal is to commit $70 to $90 million in fiscal 2014; reduce by fiscal 2017
Solar industry in NJ supported by a strong legislative commitment
New state legislation
Signed in July 2012 to bring long-term stability to New Jersey’s solar industry
Increases Renewable Portfolio Standard (RPS) starting in June 2013
Mandates BPU approval process for grid-connected projects
Extends SREC life to five years

Investing in Onshore Wind
Strategic Considerations
29 states and the District of Columbia have mandatory renewable portfolio standards
Wind is typically the most economic solution for meeting RPS in most states
NJR’s Onshore Wind Energy Strategy
Strategic partnership with OwnEnergy, specializing in small to mid-sized projects
Current pipeline of projects totaling 1,300 MW
Will focus on long-term power purchase agreements and project financing

Long-term goal to maintain NJRCEV at 10 to15 percent of NFE
and reduce new solar capital

Steady Contributions from Other Non-Utility Businesses
NJR Energy Services
Growth opportunities from physical natural gas marketing and producer services
Portfolio restructured to reflect current market realities
10 to 15 percent of total NFE
Midstream Investments
Existing investments provide consistent earnings stream
Seeking additional opportunities by leveraging customer contacts
5 to 10 percent of total NFE
NJR Home Services
Growth though expansion of geographic footprint and service offerings
2 to 5 percent of total NFE

Delivering consistent net financial
earnings and dividend growth
Investing significantly in NJNG’s
infrastructure to enhance system
reliability
Diversifying and growing NJNG’s
gross margin
Committing capital to renewable
portfolio
Growing other energy-related, non-
utility businesses
NJR Will Continue to Meet Customer and Investor
Expectations

* Assumes dividends reinvested, period 9/30/03 to 9/23/13
10.2%
7.9%
7.7%
0.0%
3.0%
6.0%
9.0%
12.0%
NJR Dow S&P 500
10-Year Annualized Total Return*

Stamford Financial Community September 26, 2013